UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
March 17, 2006

(Date of Earliest Event Reported:  December 31, 2005)

EL PASO EXPLORATION & PRODUCTION COMPANY
(Formerly El Paso Production Holding Company)
(Exact name of Registrant as specified in its charter)

Delaware	33-106586	76-0637534
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

On January 4, 2006, we filed a Current Report on Form 8-K to announce the contribution to us on December 31, 2005 of several companies owned by one of El Paso’s subsidiaries. In accordance with Item 9.01(a)(4), the financial statements required by this Item have been included in our Annual Report on Form 10-K for the year ended December 31, 2005 filed on March 17, 2006.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO EXPLORATION & PRODUCTION COMPANY

By:	/s/ Gene T. Waguespack
Gene T. Waguespack
Senior Vice President, Chief Financial Officer, Treasurer and Controller
(Principal Accounting and Financial Officer)

Dated:  March 17, 2006